UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 18, 2007

INTERNET COMMERCE CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-24996	13-3645702
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

6025 The Corners Parkway, Suite 100
Norcross, Georgia 30092
(Address of Principal Executive Offices, including zip code)

(678) 533-8000
(Registrant’s Telephone Number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On January 19, 2007, Internet Commerce Corporation (the “Company”) issued a press release announcing that it has made a proposal to acquire all of the outstanding Class A common stock of Easylink Services Corporation (“Easylink”).  A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

The Company’s press release references a letter dated January 18, 2007, from Thomas J. Stallings, Chief Executive Officer of the Company, to Thomas F. Murawski, Chairman, Chief Executive Officer and President of Easylink, with a copy to the Board of Directors of Easylink.  A copy of the letter is attached hereto as Exhibit 99.2 and is incorporated herein by this reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press Release, dated January 19, 2007.

99.2

Letter dated January 18, 2007, from Thomas J. Stallings, Chief Executive Officer of Internet Commerce Corporation, to Thomas F. Murawski, Chairman, Chief Executive Officer and President of Easylink Services Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Internet Commerce Corporation

By:	/s/ Glen E. Shipley
Glen E. Shipley
Chief Financial Officer

Dated:  January 19, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated January 19, 2007.

99.2

Letter dated January 18, 2007, from Thomas J. Stallings, Chief Executive Officer of Internet Commerce Corporation, to Thomas F. Murawski, Chairman, Chief Executive Officer and President of Easylink Services Corporation.